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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . . 28.0

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

TRIMAS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-100351 (Commission File Number)	38-2687639 (I.R.S. Employer Identification No.)
39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan 48304 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 631-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        The only public security holders of TriMas Corporation (the "Company") are holders of its 9 7/8% senior subordinated notes due 2012. The Company issued a press release and held a teleconference on March 22, 2007, reporting its financial results for the fourth quarter and fiscal year ending December 31, 2006. A copy of the press release and teleconference visual presentation are attached hereto as exhibits and are incorporated herein by reference. The press release and teleconference visual presentation are also available on the Company's website at www.trimascorp.com.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release
99.2	The Company's visual presentation titled "Fourth Quarter 2006 Earnings Call"

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION
Date: March 22, 2007	By:	/s/ GRANT H. BEARD Name: Grant H. Beard Title: Chief Executive Officer

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SIGNATURES